EXHIBIT 4.1

INCORPORATED UNDER THE LAWS                                         COMMON STOCK
  OF THE STATE OF DELAWARE

         NUMBER                                                       SHARES

                                                                 $0.01 PAR VALUE
                                                                     PER SHARE

                                 HOMEUSA, INC.

THIS IS TO CERTIFY THAT

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

HOMEUSA, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF, IN PERSON OR BY ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

Dated:

/s/ CARY N. VOLLINTINE             COUNTERSIGNED AND REGISTERED
CHAIRMAN OF THE BOARD, CHIEF           CHASEMELLON SHAREHOLDERS SERVICES, L.L.C.
EXECUTIVE OFFICER AND PRESIDENT                   TRANSFER AGENT AND REGISTRAR

/s/ FRANK W. MONTFORT              BY
SENIOR VICE PRESIDENT AND
CORPORATE SECRETARY                                         AUTHORIZED SIGNATURE

                                    [SEAL]

                                [HOME USA LOGO]

                                 HomeUSA, Inc.

        The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common             UNIF GIFT MIN ACT-____ Custodian____
TEN ENT- as tenants by the entireties                       (Cust)       (Minor)
JT TEN- as joint tenants with right of                     Under Uniform Gifts
survivorship and not as tenants in common                  to Minors Act_______
                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ____________________________________


    NOTICE:         X___________________________________________________________
THE SIGNATURE(S)                             (SIGNATURE)
TO THE
ASSIGNMENT MUST
CORRESPOND WITH
THE NAME(S) AS
WRITTEN UPON THE    X___________________________________________________________
FACE OF THE                                  (SIGNATURE)
CERTIFICATE IN
EVERY PARTICULAR
WITHOUT
ALTERATION OR
ENLARGEMENT OR
ANY CHANGE
WHATEVER.

                    ------------------------------------------------------------
                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15
                    ------------------------------------------------------------
                    SIGNATURE(S) GUARANTEED BY: